UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2023

EOS ENERGY ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Park Avenue

Edison, New Jersey 08820

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 225-8400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As Eos Energy Enterprises, Inc. (the “Company”) previously announced on its Form 8-K filed on February 10, 2023, the Company filed a petition on February 10, 2023 in the Delaware Court of Chancery (the “Court of Chancery”) under Section 205 of the DGCL (the “Petition”) to (1) validate and declare effective the Company’s Third Amended and Restated Certificate of Incorporation that it filed in Delaware on November 16, 2020 (the “Charter”) and all amendments thereto and (2) validate and declare effective the shares of the Company’s common stock, par value $0.0001 and other securities issued in reliance on the validity of the Charter. Concurrently with the Petition, the Company filed a motion to expedite the hearing on the Petition.

On February 10, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for February 27, 2023 at 3:15 p.m. Eastern Time in courtroom 12B in the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As required by the Court of Chancery, a copy of the Petition in the form filed with the Court of Chancery is available at https://investors.eose.com.

This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Eos Energy Enterprises, Inc., C.A. No. 2023-0165-LWW (Del. Ch.), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, Kevin M. Coen, Morris, Nichols Arsht & Tunnell LLP, at kcoen@morrisnichols.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: February 13, 2023	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Chief Financial Officer